Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Amendment No. 1 on Form 10-Q/A to the Quarterly Report of Opnext, Inc. (the “Registrant”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Robert J. Nobile, Chief Financial Officer and Senior Vice President, Finance of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
               (1) The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
               (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert J. Nobile
Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

February 25, 2008